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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       September 24, 2002
                                                 -------------------------------


                        D & K HEALTHCARE RESOURCES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              000-20348                              43-1465483
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     (Commission File Number)                (IRS Employer Identification No.)


    8000 Maryland Avenue, Suite 920, St. Louis, MO                63105
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    (Address of Principal Executive Offices)                   (Zip Code)


                                 (314) 727-3485
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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                        D & K HEALTHCARE RESOURCES, INC.

                                    FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

         See the Exhibit Index attached to this report and incorporated herein by reference.

ITEM 9.  REGULATION FD DISCLOSURE.

         D & K Healthcare Resources, Inc. is furnishing under Item 9 of this Current Report on Form 8-K:

         (i)      the information included as Exhibit 99.1 to this report.
                  Exhibit 99.1 consists of copies of the certifications required by Securities and Exchange Commission Order 4-460, which were filed on September 24, 2002.

         (ii)     the information included as Exhibit 99.2 to this report.
                  Exhibit 99.2 consists of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Annual Report on Form 10-K filed by the registrant on September 24, 2002.

         The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2002

                                   D & K HEALTHCARE RESOURCES, INC.


                                   By: /s/ Thomas S. Hilton
                                       ---------------------------------
                                            Thomas S. Hilton
                                            Senior Vice President and
                                            Chief Financial Officer




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                                  EXHIBIT INDEX

 Exhibit
 Number           Description

 99.1 Certifications by Chief Executive Officer and Chief Financial Officer of D & K Healthcare Resources, Inc. pursuant to SEC Order 4-460.

 99.2 Certifications by Chief Executive Officer and Chief Financial Officer of D & K Healthcare Resources, Inc. pursuant to
                  Section 906 of Sarbanes-Oxley Act of 2002.





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